UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As part of the Company’s ongoing reorganization, Eastman Kodak Company (“Kodak” or the “Company”) is making available a presentation at http://investor.kodak.com/common/download/download.cfm?companyid=EK&fileid=675657&filekey=c9fcd418-d2d2-4b1b-ac17-1ada2b09bc3e&filename=Kodak_Lender_Presentation_7_15_13.pdf  (the “Presentation”) simultaneously with providing the Presentation to certain potential lenders participating in a meeting regarding the Company’s previously announced exit term loan facilities (together with the asset backed revolving credit facility, the “Exit Financing”).  The Presentation was prepared to facilitate discussions among the Company and these lenders and not for use by other holders or prospective holders of the Company’s securities. The Presentation is deemed furnished pursuant to this Form 8-K and not filed. No other information on the Company’s website is being furnished or filed pursuant to this Form 8-K.

The Presentation includes pro forma historical financial information and estimated financial information and projections for the Company after giving effect to dispositions and other transactions that have occurred during the Company’s reorganization and that are expected to occur at the time of or prior to the Company’s emergence from Chapter 11.  The pro forma historical financial information, estimated financial information and projections are subject to numerous assumptions, risks and limitations, including estimated allocations of revenues and costs and assumptions and estimates regarding future financial performance. The projections were prepared using information available at the time they were prepared and do not reflect all accounting adjustments that would occur upon emergence, including those related to fresh start accounting.  The pro forma historical financial information, estimated financial information and projections were not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and have not been audited.  All projections reflect numerous estimates and assumptions made by management of the Company with respect to its financial condition, the performance of its business and conditions within its industry, general economic, market and financial conditions and numerous other factors.  All of these factors are difficult to predict accurately and in many cases are outside of the Company’s control.  Additionally, certain of the projections and other financial information reflect certain pro forma adjustments based on management’s estimate of the impact on the Company’s results had certain actions taken by the Company during 2012 and year-to-date 2013 occurred at the beginning of the applicable period.  Finally, the financial information presented reflects assumptions about the terms of the Exit Financing, including with respect to fees and interest rates, which may differ from actual fees or rates.  As a result of all of the foregoing, the pro forma historical financial information may not be representative of actual results for the applicable businesses or of the Company’s future performance.  Actual results may also differ from those reflected in the historical and projected financial information included in the Presentation, and such differences may be material. The Presentation does not constitute and the Company has not made by making this Presentation available a representation to any person regarding the Company’s future financial results or how any obligations will be treated as part of the reorganization. Furthermore, the Company is not required to publicly update the Presentation to reflect more current facts or estimates or the occurrence of future events (1) if the facts, estimates and assumptions upon which the Presentation is based are erroneous, (2) if changes are made to the plan of reorganization, or (3) in other circumstances.

Additionally, the Presentation includes financial information for the five months ended May 31, 2013 and May 31, 2012, which is unaudited and has not been subjected to the same level of accounting review and testing that the Company applies in the preparation of its quarterly and annual financial information in accordance with GAAP.  Additionally, the financial information for the five months ended May 31, 2013 is preliminary and subject to other developments that may arise between the date of this filing and the date of filing of the financial results for Kodak’s fiscal quarter ended June 30, 2013.  Therefore, the actual results for the five months ended May 31, 2013 may differ materially from these estimates. As a result, this preliminary financial information consists of entirely forward-looking statements and should not be regarded by Kodak, its management or advisors as representations as to actual financial results for such periods.  The financial information for the five months ended May 31, 2013 should not be interpreted as the Company’s second quarter report for 2013.

The financial information reflected in the Presentation does not purport to present the Company’s financial condition in accordance with GAAP. Additionally, the financial information does not reflect the potential impact of presenting any of the Company’s components as discontinued operations in future GAAP financial statements of the Company, including as a result of the KPP Trustees Limited pending acquisition of the Company's personalized imaging and document imaging businesses. The Company’s independent accountants have not audited or performed any review procedures on the information contained in the Presentation. The Presentation includes certain measures that are not measures recognized under GAAP. These measures do not purport to be alternatives to measures presented in accordance with GAAP and do not purport to be an alternative to “Net Income (Loss)” as a measure of profitability or to “Cash flows from operations” as a measure of liquidity.

The Presentation does not constitute an offer to sell or a solicitation of an offer to buy securities.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K, including the exhibits attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, cash flow, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibits attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012 and Form 10–Q for the quarter ended March 30, 2013, under the headings “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to develop, secure approval of and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth, including its preliminary financial results for the five months ended May 31, 2013; the Company’s ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the Company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its Debtor-in-Possession credit agreements; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects; the outcome of our intellectual property patent litigation matters; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its Debtor-in-Possession credit agreements and to fund continued investments, capital needs, restructuring payments and service its debt; its ability to fairly resolve legacy liabilities; the resolution of claims against the Company; the Company’s ability to retain key executives, managers and employees; the Company’s ability to maintain product reliability and quality and growth in relevant markets; the seasonality of the Company’s businesses; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, including the exhibits attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date of this Form 8-K made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:   /s/ William G. Love
William G. Love
Treasurer

Date: July 15, 2013